SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              November 12, 1996



                           BARRINGER TECHNOLOGIES INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                     0-3207                            84-0720473
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(State or other jurisdiction of   (Commission                      (IRS Employer
  incorporation or organization)   File Number)              Identification No.)



               219 South Street, New Providence, New Jersey 07974
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:               (908) 665-8200



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Item 5.  Other Events.

     On November 12, 1996, Barringer Technologies Inc. (the "Company") announced that it had agreed to sell, through an underwriting syndicate led by Janney Montgomery Scott Inc., 1,250,000 shares of its common stock and 1,250,000 common stock purchase warrants. A copy of the Company's press release has been filed as an Exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit 28.1   Press Release, dated November 12, 1996.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   BARRINGER TECHNOLOGIES INC.

                                                   By:/s/ Richard S. Rosenfeld
                                                      _________________________
                                                      Richard S. Rosenfeld,
                                                      Chief Financial Officer

Dated:  November 19, 1996


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                                  EXHIBIT INDEX

Exhibit

28.1         Press Release, dated November 12, 1996.